UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A


           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  | |

Check the appropriate box:
|X|      Preliminary Proxy Statement
| |      Confidential, for Use of the
         Commission Only (as permitted by
         Rule 14a-6(e)(2))
| |      Definitive Proxy Statement
| |      Definitive Additional Materials
| |      Soliciting Material Pursuant to Section 240.14a-12


             SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED

                              --------------------
                (Name of Registrant as Specified In Its Charter)

                              --------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required
| |     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        (1)      Title of each class of securities to which transaction applies:
        (2)      Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)      Proposed maximum aggregate value of transaction:
        (5)      Total fee paid:
| |     Fee paid previously with preliminary materials.
| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:


















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

             SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED
                    SECURITY CAPITAL U.S. REAL ESTATE SHARES
                  SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES

              11 South LaSalle Street, 2nd Floor, Chicago, IL 60603
                                 (312) 345-5800

                    Notice of Special Meeting of Shareholders
                      To Be Held Friday, September 6, 2002

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the two series (each, a "Fund" and collectively, the "Funds") of Security Capital Real Estate Mutual Funds Incorporated (the "Company"), will be held at 11 South LaSalle Street, 2nd Floor, Chicago, IL 60603, on Friday, September 6, 2002, at 10 a.m. Central time, for the following purposes:

         1. For each Fund, to approve or disapprove a new investment advisory agreement between Security Capital Research & Management Incorporated (the "Manager") and the Company on behalf of the Fund; and

         2. To transact such other business as may properly come before the Meeting, or any adjournments thereof.

Shareholders of record of each Fund as of the close of business on June 21, 2002 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your form of proxy no matter how large or small your holdings may be.

In the event that the necessary quorum to transact business or the vote required to approve or reject Proposal 1 is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, to permit further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those shares which they are entitled to vote against that Proposal.

By Order of the Board of Directors,

David T. Novick, Secretary
June ___, 2002

             SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED
                    SECURITY CAPITAL U.S. REAL ESTATE SHARES
                  SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES

              11 South LaSalle Street, 2nd Floor, Chicago, IL 60603

                         Special Meeting of Shareholders
                      To Be Held Friday, September 6, 2002

This Proxy Statement is being furnished to the shareholders ("Shareholders") of Security Capital U.S. Real Estate Shares ("SC-US") and Security Capital European Real Estate Shares ("SC-EUROPEAN") (each, a "Fund" and collectively, the "Funds"), the two series of Security Capital Real Estate Mutual Funds Incorporated (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board") of forms of proxy to be used at a special meeting of Shareholders (the "Meeting") of each Fund to be held at 11 South LaSalle Street, 2nd Floor, Chicago, Illinois, 60603, at 10 a.m. Central time, on Friday, September 6, 2002, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about June ___, 2002.

If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the form of proxy in accordance with the instructions marked thereon. Unmarked forms of proxies will be voted in favor of Proposal 1 set forth in the attached Notice of Special Meeting of Shareholders. A form of proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Company, execution and delivery of a later dated form of proxy to the Secretary of the Company (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a vote.

All expenses relating to the Meeting will be borne by Security Capital Research & Management Incorporated (the "Manager" and "SC-R&M"). None of the expenses relating to the Meeting will be borne by the Funds. The Company has retained Georgeson Shareholder Communications, Inc., a proxy solicitor ("Georgeson Shareholder"), to assist in the solicitation of forms of proxy primarily by contacting Shareholders of SC-US by telephone and facsimile. By contract with the Manager, Georgeson Shareholder, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with applicable state telemarketing laws. The cost of such proxy solicitor is approximately $13,000. The cost of such proxy solicitor will be deemed an expense of the Meeting.

Shareholders of SC-US may be called to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. Shareholders voting by telephone would be asked for their social security number or other identifying information and would be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card. Shareholders may also call Georgeson Shareholder at 1-866-999-1470 to vote their shares by telephone.

Shares Outstanding and Entitled to Vote. The Board has fixed the close of business on June 21, 2002 as the record date (the "Record Date") for the determination of Shareholders entitled to notice of, and to vote at, the Meeting. The table below sets forth the number of shares outstanding and entitled to be voted for each Fund as of the Record Date. Each share is entitled to one vote. Fractional shares will be eligible to vote proportionately to the respective fraction of a whole share represented thereby.

                                                          Number of Shares
                                                          Outstanding as of
                                                            June 21, 2002
Name of Fund:                                               (Record Date)
---------------                                             -------------
Security Capital U.S. Real Estate Shares:                    [TO FOLLOW]
Security Capital European Real Estate Shares:                [TO FOLLOW]

As of the [most recent practicable date], the following shareholders were known to own beneficially 5% or more of the outstanding shares of SC-US: [name] [address], owned approximately ____% ([# of shares]); [others]. As of the [most recent practicable date], the Directors and the officers of the Company individually and as a group beneficially owned less than 1% of the outstanding shares of SC-US.1

As of the [most recent practicable date], the following shareholders were known to own beneficially 5% or more of the outstanding shares of SC-EUROPEAN: [name] [address], owned approximately _______ % ([# of shares]). As of the [most recent practicable date], the Directors and the officers of the Company individually and as a group beneficially owned less than 1% of the outstanding shares of SC-EUROPEAN.2

The percentage ownership of shares of each of the Funds changes from time to time depending on purchases and redemptions by Shareholders and the total number of shares outstanding.

--------
1 BENEFICIAL OWNERSHIP INFORMATION TO BE PROVIDED BY SC-R&M AS OF THE MOST RECENT PRACTICABLE DATE.

2 BENEFICIAL OWNERSHIP INFORMATION TO BE PROVIDED BY SC-R&M AS OF THE MOST RECENT PRACTICABLE DATE.

PROPOSAL 1:  APPROVAL OR DISAPPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS


Background. Each Fund has entered into an investment advisory agreement (each a "Current Advisory Agreement" and collectively, the "Current Advisory Agreements") with the Manager, the business address of which is 11 South LaSalle Street, 2nd Floor, Chicago, Illinois 60603. The Manager also serves as the Funds' administrator under an administration and accounting agreement with the Company (the "Administration Agreement"). In accordance with the Administration Agreement, the Manager has caused the Company to retain State Street Bank and Trust Company as sub-administrator (the "Sub-Administrator"), the business address of which is 225 Franklin Street, Boston, Massachusetts 02101. The distributor of the Funds is Macquarie Capital Partners LLC ("Distributor"), the business address of which is 11 South LaSalle Street, 4th Floor, Chicago, Illinois 60603. Until May 14, 2002, the Distributor was owned in part by Security Capital Group Incorporated ("Security Capital") and the Manager was an indirect wholly-owned subsidiary of Security Capital.

On May 14, 2002, Security Capital approved an Agreement and Plan of Merger (the "Merger Agreement") by and among Security Capital, General Electric Capital Corporation ("GE Capital") and EB Acquisition Corp., an indirect, wholly-owned subsidiary of GE Capital (the "Merger Sub"), pursuant to which the Merger Sub merged with and into Security Capital (the "Merger"), with Security Capital surviving the Merger as an indirect wholly-owned subsidiary of GE Capital. All of the outstanding common stock of GE Capital is owned by General Electric Capital Services, Inc. ("GECS").

In connection with the Merger, the Manager became a wholly-owned subsidiary of GECIA Holdings, Inc. ("GECIA"), which in turn is wholly-owned by GECS. All of the outstanding common stock of GECS is owned directly or indirectly by General Electric Company ("GE"). The business address of GECS is 260 Long Ridge Road, Stamford, Connecticut 06927. The business address of GECIA is 292 Long Ridge Road, Stamford, Connecticut 06927. The business address of GE is 3135 Easton Turnpike, Fairfield, Connecticut 06431.

The business of GECS consists of ownership of two principal subsidiaries, GE Capital and GE Global Insurance Holding Corporation, which together with their affiliates, constitute GE's principal financial services businesses. GE is a diversified services, technology and manufacturing company with operations worldwide.

Each of the Current Advisory Agreements, as required by Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act" or the "Investment Company Act"), provides for its automatic termination in the event of its assignment. Any change in control of the Manager, such as the consummation of the Merger, is deemed to be an assignment. Thus, the consummation of the Merger caused the Manager to undergo a change in control and caused the automatic termination of the Current Advisory Agreements. Prior to the Merger, the Board of Directors had approved the Company's entering into new investment advisory agreements with the Manager (each, a "New Advisory Agreement" and collectively, the "New Advisory Agreements") with respect to each of the Funds, subject to the consummation of the Merger and the approval of the Fund's Shareholders. Each New Advisory Agreement is substantially identical to the corresponding Current

Advisory Agreement. The Manager does not anticipate that the Merger will have any adverse effect on the performance of its obligations under the applicable advisory agreements.

As more fully explained below, the Board of Directors, including all of the Directors who are not parties to the Current Advisory Agreements or the New Advisory Agreements, or interested persons of any such party (the "Independent Directors"), recommends that the Shareholders of each Fund approve the applicable New Advisory Agreement between the Manager and the Company.

Approval of New Advisory Agreements. The Board met in person on March 7, 2002 for the purpose of considering whether it would be in the best interests of each Fund and its Shareholders to approve the New Advisory Agreements between the Manager and the Company. At its meeting and for the reasons discussed below (see "The Board's Considerations"), the Board, including all of the Independent Directors, by the unanimous vote of those present, approved each New Advisory Agreement and recommended its approval by the applicable Shareholders, in order to assure continuity of investment advisory services to each Fund after the Merger. Each New Advisory Agreement is substantially identical to the forms attached hereto as Exhibits A-1 and A-2.

The terms of each New Advisory Agreement, including fees payable to the Manager by the Company thereunder, are identical, in all material respects, to those of the corresponding Current Advisory Agreement, except for the dates of effectiveness and termination. There is no change in the fees payable by each Fund. The terms of the Current Advisory Agreements are described below. If approved by Shareholders, each New Advisory Agreement will become effective on or about the date of the Meeting and will expire on March 7, 2004. Thereafter, each New Advisory Agreement will continue in effect from year to year if such continuance is approved by the Board or by a majority of the outstanding voting securities (as defined below) of the applicable Fund, and, in either event, by a vote, cast in person, of a majority of the Independent Directors.

The Current Advisory Agreements. Each Current Advisory Agreement provides that the Manager shall provide management, investment and advisory services for the applicable Fund and manage the investment and reinvestment of the Fund's assets, including, but not limited to, placing the purchase and sale orders for the Fund's portfolio securities transactions. The Manager pays the fees and expenses associated with the printing and mailing of the Fund's prospectus and statement of additional information, and any other sales literature, to parties other than existing shareholders. Under each Current Advisory Agreement, the Company assumes the obligation for payment of all of the Fund's other expenses, including: (a) payment of the Manager's fees; (b) charges and expenses of the Fund's administrator, custodian, transfer and dividend disbursing agent; (c) fees of the Independent Directors; (d) legal and auditing expenses; (e) compensation of the Company's officers, Directors and employees who do not devote any part of their time to the Manager's affairs or the affairs of the Manager's affiliates other than the Fund; (f) costs of printing the Fund's prospectuses and shareholder reports; (g) costs of proxy solicitation (except that none of the expenses relating to this proxy solicitation will be borne by the Funds); (h) costs of maintenance of corporate existence; (i) interest charges, taxes, brokerage fees and commissions; (j) costs of stationery and supplies; (k) expenses and fees related to registration and filing with the

Securities and Exchange Commission and with state regulatory authorities; and
(l) upon the approval of the Board of Directors, costs of the Manager's personnel or the Manager's affiliates rendering clerical, accounting and other officer services.

In return for the services it renders under each Current Advisory Agreement, the Manager is paid a fee monthly at the annualized rate shown in the table below.

------------------------- ---------------------------- ---------------------------------- ---------------------------
                             Management Fee (as a             Management Fees Paid              Approx. Net Assets
                            % of average daily net           During the Fiscal Year             of the Fund as of
       Fund Name              assets of the Fund)            Ended December 31, 2001              March 31, 2002
------------------------- ---------------------------- ---------------------------------- ---------------------------
Security Capital U.S.
Real Estate Shares                   0.60%                         $760,705*                     $202,868,827
------------------------- ---------------------------- ---------------------------------- ---------------------------
Security Capital
European Real Estate                 0.85%                           $0**                        $11,464,240
Shares
------------------------- ---------------------------- ---------------------------------- ---------------------------

* Under the terms of an agreement dated December 16, 2000, the Manager agreed that, beginning January 1, 2001, it would waive fees and/or reimburse expenses to maintain the net operating expenses of SC-US, other than brokerage fees and commissions, taxes, interest and other extraordinary expenses, at no more than 1.35% of the average daily net assets of the Fund's shares until December 31, 2001. The Manager did not have to waive any fees during 2001 under this agreement. The Manager, believing that total annual fund operating expenses had stabilized at a level below 1.35% due to increased assets, declined to extend the agreement beyond December 31, 2001.
** Under the terms of an agreement dated December 16, 2000, the Manager agreed that, beginning January 1, 2001, it would waive fees and/or reimburse expenses to maintain the net operating expenses of SC-EUROPEAN, other than brokerage fees and commissions, taxes, interest and other extraordinary expenses, at no more than 1.45% of the average daily net assets of the Fund's shares until December 31, 2001. The management fee shown reflects a waiver of $92,676 that would have otherwise been payable in the absence of such an agreement. On December 12, 2001, the Manager agreed to extend this agreement until December 31, 2002.

For its services provided to SC-US and SC-EUROPEAN under the Administration Agreement, the Manager received $27,537 for the fiscal year ended December 31, 2001. For distribution activities in connection with the sale of shares and services necessary for the maintenance of shareholder accounts, the Distributor received $316,960 from SC-US and $27,258 from SC-EUROPEAN as compensation for the fiscal year ended December 31, 2001 under a Distribution and Service Plan (the "12b-1 Plan") adopted by the Company. The services described in this paragraph would continue to be provided after the New Advisory Agreements are approved.

The Current Advisory Agreements provide that the Manager shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect, or purport to protect, the Manager against any liability to the Company or to its security holders to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under the applicable Current Advisory Agreement, or by reason of its reckless disregard of its obligations or duties thereunder.

The Current Advisory Agreements may be terminated at any time by a Fund or by the Manager, without penalty, upon 60 days' written notice to the other party. Termination by a Fund must be approved by the vote of a majority of the outstanding voting securities of the Fund or by the vote of the majority of the Directors. Each of the Current Advisory Agreements were last approved by the

Board on December 12, 2001. The Current Advisory Agreement for SC-US, dated December 16, 1997, was last approved by SC-US's shareholders on December 12, 1997. The Current Advisory Agreement for SC-EUROPEAN, dated June 30, 1998, was approved by the initial shareholder of SC-EUROPEAN on June 30, 1998.

The Board's Considerations. In determining whether to approve the New Advisory Agreements, the Board, at its March 7, 2002 meeting, evaluated the implications of the Merger for the Manager and its ability to continue to provide services to the Funds of substantially the same scope and quality as are currently provided. In particular, the Board inquired as to the impact of the Merger on the Manager's personnel, facilities and financial capabilities. The Board received assurances in this regard from representatives of GE Capital that there were no current plans to make any material personnel changes affecting the management or administration of the Funds. They also received assurances from Security Capital and the Manager that the Merger would not adversely affect the Manager's ability to fulfill its obligations under its respective agreements with the Funds or to operate its business in a manner consistent with past practices.

The Board further considered: (i) the quality of the operations and services which have been provided to each Fund by the Manager and which are expected to continue to be provided after the Merger, with no change in fee rates, (ii) the overall experience and reputation of the Manager in providing such services to investment companies, and the likelihood of its continued financial stability,
(iii) the reputation and capitalization of GE and its affiliates, and (iv) the benefits of continuity in the services to be provided under the New Advisory Agreements. Based upon its review, the Board determined that continuity and efficiency of portfolio management services after the Merger can best be assured by approving each New Advisory Agreement. The Board believes that the New Advisory Agreements will enable each Fund to continue to obtain investment advisory services of high quality at costs which it deems appropriate and reasonable under the circumstances and that approval of each New Advisory Agreement is in the best interests of each Fund and its Shareholders. Accordingly, the Board unanimously recommended approval of each New Advisory Agreement and its submission to the applicable Shareholders for their approval.

Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a change of control of the investment adviser to an investment company as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on investment company clients of the adviser as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) (an "Interested Person") of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company. The Board of Directors of the Company has been advised that neither the Manager nor Security Capital is aware of any circumstances arising from the Merger that might result in an unfair burden being imposed on the Funds.

The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of each such investment company's board of directors must not be Interested Persons of the predecessor or successor investment adviser. The composition of the Company's Board of Directors currently satisfies this condition.

The Interim Advisory Agreements. On March 7, 2002 at a meeting held in person, the Board of Directors, including all of the Independent Directors, by the unanimous vote of those present, approved the Company's entering into interim advisory agreements with the Manager (each an "Interim Advisory Agreement" and collectively, the "Interim Advisory Agreements") with respect to each of the Funds, which went into effect on May 14, 2002. The Interim Advisory Agreements will terminate on the earlier of 150 days following the date of the Merger (October 11, 2002) or the date on which Shareholders approve the New Advisory Agreements. The Board of Directors determined that the scope and quality of services to be provided to the Funds under the Interim Advisory Agreements would be at least equivalent to the scope and quality of services provided under the Current Advisory Agreements. Each Interim Advisory Agreement contains substantially the same terms and conditions, including the fee to be received by the Manager, as the corresponding Current Advisory Agreement. Each Interim Advisory Agreement further provides that the Board of Directors, or a majority of the Fund's outstanding voting securities, may terminate the Interim Advisory Agreement at any time, without payment of any penalty, on not more than 10 calendar days' written notice to the Manager. In the event that Shareholders of a Fund do not approve a New Advisory Agreement, the Interim Advisory Agreement will remain in effect until its expiration or termination and the Board will take such action as it deems to be in the best interests of that Fund and its Shareholders.

The Manager. The principal executive officers and directors of the Manager and their principal occupations are respectively as follows: Anthony R. Manno Jr., President, Director and Managing Director; Kenneth D. Statz, Managing Director; Kevin W. Bedell, Senior Vice President; David E. Rosenbaum, Senior Vice President; and Jeffrey C. Nellessen, Vice President, Secretary, Treasurer and Controller. The business address of the Manager and each of the foregoing individuals is 11 South LaSalle Street, 2nd Floor, Chicago, Illinois 60603.

The following directors or officers of the Company are also officers, employees, directors or shareholders of the Manager: Anthony R. Manno, Jr., Chairman of the Board of Directors, Managing Director and President; Kenneth D. Statz, Managing Director; Kevin W. Bedell, Senior Vice President; and Jeffrey C. Nellessen, Vice President, Treasurer and Secretary.

Vote Required. Each New Advisory Agreement must be approved by a majority of the outstanding voting securities of the applicable Fund. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the applicable Fund present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present, or (b) more than 50% of the outstanding shares of the applicable Fund, whichever is less.

The Board unanimously recommends that Shareholders of each Fund vote FOR approval of the New Advisory Agreement applicable to that Fund.

                          ADDITIONAL VOTING INFORMATION

In the event that the necessary quorum to transact business or the vote required to approve or reject the Proposal described in this Proxy Statement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those shares which they are entitled to vote against the Proposal.

A "broker non-vote" is deemed to exist when a form of proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. Abstentions and "broker non-votes" will be counted as present for purposes of determining a quorum and will have the same effect as a vote against the Proposal.



                              SHAREHOLDER PROPOSALS

The Company does not hold regular meetings of its Shareholders. Proposals of Shareholders of either Fund intended to be presented at the next meeting of Shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.



                             REPORTS TO SHAREHOLDERS

The Funds' Annual Reports for the fiscal year ended December 31, 2001 have been sent previously to Shareholders and are available without charge upon request: on the Internet by visiting http://www.securitycapital.com under "Real Estate Mutual Funds" - "View/Download Materials"; by telephone by calling Security Capital Real Estate Mutual Funds Incorporated toll-free at 1-800-SECURITY; by mail by writing to Security Capital Real Estate Mutual Funds Incorporated, Financial Operations, 11 South LaSalle Street, 2nd Floor, Chicago, IL 60603; or by e-mail by sending a request to mheller@securitycapital.com.



                           INTEREST OF CERTAIN PERSONS

The Manager and certain of its directors, officers, and employees, including the Funds' portfolio managers, may be deemed to have an interest in the Proposal described in this Proxy Statement to the extent that failure to approve it may affect its and their compensation. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of this Proposal.

                                 OTHER BUSINESS

Management of the Company knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote in accordance with their best judgment on such matters.

                                 By Order of the Board of Directors

                                 David T. Novick
                                 Secretary


June __, 2002

                                                                     Exhibit A-1
                                                                     -----------


                      INVESTMENT ADVISORY AGREEMENT - SC-US
                      -------------------------------------


                          INVESTMENT ADVISORY AGREEMENT


             Security Capital Real Estate Mutual Funds Incorporated


                    Security Capital U.S. Real Estate Shares

                                                                   March 7, 2002
Security Capital Research & Management Incorporated
11 South LaSalle Street, Second Floor
Chicago, Illinois  60603


Dear Sirs:
         We, the undersigned Security Capital Real Estate Mutual Funds Incorporated ("Fund"), herewith confirm our agreement with you as follows:
         1. We are an open-end, non-diversified management investment company. Our Directors are authorized to reclassify and issue any unissued shares to any number of additional classes or series (portfolios), each having its own investment objective, policies and restrictions, without shareholder approval, all as more fully described in our prospectus and statement of additional information.
         We engage in the business of investing and reinvesting our assets in securities of the type and in accordance with the limitations specified in our Articles of Incorporation, By-Laws and any representations made in our prospectus and statement of additional information, all in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will from time to time furnish you with any amendments thereof.

         2. (a) We hereby employ you to manage the investment and reinvestment of Security Capital U.S. Real Estate Shares, a portfolio of the Fund ("Portfolio") as above specified and, without limiting the generality of the foregoing, to provide management, investment, advisory and other services specified below.
                  (b) You will make decisions with respect to all purchases and sales of the portfolio securities of the Portfolio. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact, for our account and at our risk and in our name, to place orders for the investment and reinvestment of the Portfolio's assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as we might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.
                  (c) You will report to our Board of Directors at each meeting thereof all changes in our portfolio since the prior report, and will also keep us in touch with important developments affecting the Portfolio and on your own initiative will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual issuers whose securities are included in the Portfolio, the industries in which they engage, or the conditions prevailing in the economy generally. You will also furnish us with such statistical and analytical information with respect to the Portfolio's securities as you may believe appropriate or as we reasonably may request. In making such purchases and sales of Portfolio securities, you will bear in mind the policies set from time to time by our Board of Directors as well as the limitations imposed by our Articles of Incorporation, the Investment Company Act of 1940 (the "Act") and the Securities Act of 1933, and of the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies.


                                     A-1-2

                  (d) It is understood that you will from time to time employ or associate with yourselves such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder, the cost of performance of such duties to be borne and paid by you. No obligation may be incurred on our behalf in any such respect. During the continuance of this Agreement at our request you will provide us persons satisfactory to our Board of Directors to serve as our officers.
                  (e) Subject to our ability to obtain the required initial and periodic approvals under Section 15(c) the 1940 Act, you may retain an investment sub-adviser, at your own cost and expense, for the purpose of executing your duties hereunder. Your retention of an investment sub-adviser shall in no way reduce your responsibilities under this Agreement and you shall be responsible to us for all acts or omissions of such investment sub-adviser in connection with the performance of your duties hereunder.
         3. We propose to retain the services of an administrator, which shall be a firm acceptable to you, to administer all aspects of our operations except those which are your responsibility pursuant to this Agreement. We will bear the cost of and pay the fee of the administrator. Our initial Administrator will be Security Capital Research & Management Incorporated.
         4. It is further agreed that you shall pay the fees and expenses associated with the printing and mailing of the Fund's prospectus and statement of additional information, and any other sales literature, to parties other than existing shareholders. We hereby confirm that, subject to the foregoing, we shall be responsible and hereby assume the obligation for payment of all our other expenses, including: (a) payment of the fee payable to you under paragraph 6 hereof; (b) charges and expenses of our administrator, custodian, transfer, and dividend disbursing agent; (c) fees of directors who are not your affiliated persons; (d) legal and auditing expenses; (e) compensation of our officers,


                                     A-1-3

Directors and employees who do not devote any part of their time to your affairs or the affairs of your affiliates other than us; (f) costs of printing our prospectuses and stockholder reports; (g) costs of proxy solicitation; (h) costs of maintenance of corporate existence; (i) interest charges, taxes, brokerage fees and commissions; (j) costs of stationery and supplies; (k) expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities; and (1) upon the approval of the Board of Directors, costs of your personnel or your affiliates rendering clerical, accounting and other office services.
         5. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistakes of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.
         6. In consideration of the foregoing we will pay you a monthly fee at an annualized rate of .60 of 1% of the average daily net asset value of each class of the Portfolio's shares. Such fee shall be payable in arrears on the last day of each calendar month for services performed hereunder during such month. If this Agreement terminates prior to the end of a month, such fee shall be prorated according to the proportion which such portion of the month bears to the full month.
         7. This Agreement shall become effective on the date it is approved by the vote of a majority of the Portfolio's outstanding voting securities, as defined in the Act, and shall continue in effect until the second anniversary of


                                     A-1-4
the date hereof and may be continued for successive twelve-month periods (computed from each January 1) with respect to the Portfolio provided that such continuance is specifically approved at least annually by the Board of Directors or by majority vote of the holders of the outstanding voting securities of such portfolio (as defined in the Act), and, in either case, by a majority of the Board of Directors who are not interested persons, as defined in the Act, of any party to this Agreement (other than as Directors of our corporation), provided further, however, that if the continuation of this Agreement is not approved, you may continue to render the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This Agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the outstanding voting securities (as so defined) or by a vote of a majority of the Board of Directors on 60 days' written notice to you, or by you on 60 days' written notice to us.
         8. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and any interpretation thereof contained in rules or regulations promulgated by the Securities and Exchange Commission thereunder.
         9. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your officers, directors or employees, who may also be a Director, officer or employee of ours, or persons otherwise affiliated with us (within the meaning of the Act) to engage in any other business or to devote


                                     A-1-5
time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.
         10. This Agreement shall be construed in accordance with the laws of the State of Illinois, provided, however, that nothing herein shall be construed as being inconsistent with the Act.

















                                     A-1-6

If the foregoing is in accordance with your understanding, you will kindly so indicate by signing and returning to us the enclosed copy hereof.

                                  Very Truly Yours,

                                  Security Capital Real Estate
                                  Mutual Funds Incorporated

                                           /s/ David T. Novick
                                  By:      ______________________________
                                           David T. Novick
                                           Vice President


Agreed to and accepted as of the date first set forth above

Security Capital Research
& Management Incorporated

         /s/ Anthony R. Manno Jr
By:      ______________________________
         Anthony R. Manno Jr.
         Managing Director









                                     A-1-7

                                                                     Exhibit A-2


                   INVESTMENT ADVISORY AGREEMENT - SC-EUROPEAN
                   -------------------------------------------

                          INVESTMENT ADVISORY AGREEMENT

             Security Capital Real Estate Mutual Funds Incorporated

                  Security Capital European Real Estate Shares


                                                                   March 7, 2002

Security Capital Research & Management Incorporated
11 South LaSalle Street, Second Floor
Chicago, Illinois  60603


Dear Sirs:

         We, the undersigned Security Capital Real Estate Mutual Funds Incorporated ("Fund"), herewith confirm our agreement with you as follows:
         1. We are an open-end management investment company. Our Directors are authorized to reclassify and issue any unissued shares to any number of additional classes or series (portfolios), each having its own investment objective, policies and restrictions, without shareholder approval, all as more fully described in our prospectus and statement of additional information.
         We engage in the business of investing and reinvesting our assets in securities in accordance with the limitations specified in our Articles of Incorporation, By-Laws and any representations made in our prospectus and statement of additional information, all in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will from time to time furnish you with any amendments thereof.

         2. (a) We hereby employ you to manage the investment and reinvestment of Security Capital European Real Estate Shares, a portfolio of the Fund ("Portfolio") as above specified and, without limiting the generality of the foregoing, to provide management, investment, advisory and other services specified below.
                  (b) You will make decisions with respect to all purchases and sales of the portfolio securities of the Portfolio. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact, for our account and at our risk and in our name, to place orders for the investment and reinvestment of the Portfolio's assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as we might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.
                  (c) You will report to our Board of Directors at each meeting thereof all changes in the Portfolio since the prior report, and will also keep us in touch with important developments affecting the Portfolio and on your own initiative will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual issuers whose securities are included in the Portfolio, the industries in which they engage, or the conditions prevailing in the economy generally. You will also furnish us with such statistical and analytical information with respect to the Portfolio's securities as you may believe appropriate or as we reasonably may request. In making such purchases and sales of Portfolio securities, you will bear in mind the policies set from time to time by our Board of Directors as well as the limitations imposed by our Articles of Incorporation, the Investment


                                     A-2-2

Company Act of 1940 (the "Act") and the Securities Act of 1933, and the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies.
                  (d) It is understood that you will from time to time employ or associate with yourselves such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder, the cost of performance of such duties to be borne and paid by you. No obligation may be incurred on our behalf in any such respect. During the continuance of this Agreement at our request you will provide us persons satisfactory to our Board of Directors to serve as our officers.
                  (e) Subject to our ability to obtain the required initial and periodic approvals under Section 15(c) the 1940 Act, you may retain an investment sub-adviser, at your own cost and expense, for the purpose of executing your duties hereunder. Your retention of an investment sub-adviser shall in no way reduce your responsibilities under this Agreement and you shall be responsible to us for all acts or omissions of such investment sub-adviser in connection with the performance of your duties hereunder.
         3. We propose to retain the services of an administrator, which shall be a firm acceptable to you, to administer all aspects of our operations except those which are your responsibility pursuant to this Agreement. We will bear the cost of and pay the fee of the administrator. Our initial Administrator will be Security Capital Research & Management Incorporated.
         4. It is further agreed that you shall pay the fees and expenses associated with the printing and mailing of the Fund's prospectus and statement of additional information, and any other sales literature, to parties other than existing shareholders. We hereby confirm that, subject to the foregoing, we shall be responsible and hereby assume the obligation for payment of all our other expenses, including: (a) payment of the fee payable to you under paragraph 6 hereof; (b) charges and expenses of our administrator, custodian, transfer,


                                     A-2-3
and dividend disbursing agent; (c) fees of directors who are not your affiliated persons; (d) legal and auditing expenses; (e) compensation of our officers, Directors and employees who do not devote any part of their time to your affairs or the affairs of your affiliates other than us; (f) costs of printing our prospectuses and stockholder reports; (g) costs of proxy solicitation; (h) costs of maintenance of corporate existence; (i) interest charges, taxes, brokerage fees and commissions; (j) costs of stationery and supplies; (k) expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities; and (l) upon the approval of the Board of Directors, costs of your personnel or your affiliates rendering clerical, accounting and other office services.
         5. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.
         6. In consideration of the foregoing we will pay you a monthly fee at an annualized rate of .85 of 1% of the average daily net asset value of each class of the Portfolio's shares. Such fee shall be payable in arrears on the last day of each calendar month for services performed hereunder during such month. If this Agreement terminates prior to the end of a month, such fee shall be prorated according to the proportion which such portion of the month bears to the full month.


                                     A-2-4

         7. This Agreement shall become effective on the date it is approved by the vote of a majority of the Portfolio's outstanding voting securities, as defined in the Act, and shall continue in effect until the second anniversary of the date hereof, and may be continued for successive twelve-month periods with respect to the Portfolio provided that such continuance is specifically approved at least annually by the Board of Directors or by majority vote of the holders of the outstanding voting securities of the Portfolio (as defined in the Act), and, in either case, by a majority of the Board of Directors who are not interested persons, as defined in the Act, of any party to this Agreement (other than as Directors of our corporation); provided further, however, that if the continuation of this Agreement is not approved, you may continue to render the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as so defined) or by a vote of a majority of the Board of Directors on 60 days' written notice to you, or by you on 60 days' written notice to us.
         8. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and any interpretation thereof contained in rules or regulations promulgated by the Securities and Exchange Commission thereunder.
         9. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your officers, directors or employees, who may also be a Director, officer or employee of ours, or persons otherwise affiliated with us


                                     A-2-5

(within the meaning of the Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.
         10. This Agreement shall be construed in accordance with the laws of the State of Illinois, provided, however, that nothing herein shall be construed as being inconsistent with the Act.


















                                     A-2-6

         If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                            Very truly yours,

                                            Security Capital Real Estate
                                            Mutual Funds Incorporated

                                                     /s/ David T. Novick
                                            By:      -----------------------
                                                     David T. Novick
                                                     Vice President


Agreed to and accepted as of the date first set forth above

Security Capital Research
& Management Incorporated

         /s/ Anthony R. Manno Jr.
By:      _______________________________
         Anthony R. Manno Jr.
         Managing Director








                                     A-2-7

             SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED
                    SECURITY CAPITAL U.S. REAL ESTATE SHARES


               SPECIAL MEETING OF SHAREHOLDERS - SEPTEMBER 6, 2002

                                      PROXY

         The undersigned hereby appoints Michael J. Heller and David T. Novick, or either of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Security Capital U.S. Real Estate Shares on September 6, 2002 at 10:00 a.m. Central time at 11 South LaSalle Street, 2nd Floor, Chicago, Illinois, 60603, and at any adjournment thereof, on the proposal set forth in the Notice of Special Meeting of Shareholders dated June ___, 2002.


         This Proxy is solicited by the Board of Directors of Security Capital Real Estate Mutual Funds Incorporated. The Directors recommend a vote FOR the proposal listed on the reverse side hereof. The shares represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.





                        (Continued, and to be dated and signed on reverse side.)

1. TO APPROVE OR DISAPPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED AND SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED ON BEHALF OF SECURITY CAPITAL U.S. REAL ESTATE SHARES.

                  [ ] FOR              [ ] AGAINST               [ ] ABSTAIN




2. To transact such other business as may properly come before the meeting, or any adjournments thereof.

                  Please sign exactly as the name appears on the account. If the shares are registered in more than one name, each joint owner should sign. Fiduciaries should indicate their title. Only authorized officers should sign for corporations.

                  Dated:
                        -----------------------------------------------------


                        -----------------------------------------------------
                                   (Signature)


                        -----------------------------------------------------
                                   (Signature)









IMPORTANT: Please Mark, Sign, Date and Return the Proxy Card in the Enclosed Envelope.

             SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED
                  SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES


               SPECIAL MEETING OF SHAREHOLDERS - SEPTEMBER 6, 2002

                                      PROXY

         The undersigned hereby appoints Michael J. Heller and David T. Novick, or either of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Security Capital European Real Estate Shares on September 6, 2002 at 10:00 a.m. Central time, at 11 South LaSalle Street, 2nd Floor, Chicago, Illinois, 60603, and at any adjournment thereof, on the proposal set forth in the Notice of Special Meeting of Shareholders dated June ___, 2002.


         This Proxy is solicited by the Board of Directors of Security Capital Real Estate Mutual Funds Incorporated. The Directors recommend a vote FOR the proposal listed on the reverse side hereof. The shares represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.





                        (Continued, and to be dated and signed on reverse side.)

1. TO APPROVE OR DISAPPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED AND SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED ON BEHALF OF SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES.

                  [ ] FOR              [ ] AGAINST               [ ] ABSTAIN




2. To transact such other business as may properly come before the meeting, or any adjournments thereof.

                  Please sign exactly as the name appears on the account. If the shares are registered in more than one name, each joint owner should sign. Fiduciaries should indicate their title. Only authorized officers should sign for corporations.

                  Dated:
                        -----------------------------------------------------


                        -----------------------------------------------------
                                   (Signature)


                        -----------------------------------------------------
                                   (Signature)









IMPORTANT: Please Mark, Sign, Date and Return the Proxy Card in the Enclosed Envelope.